Exhibit 99

Investor Presentation ICR Conference 2026 January 12, 2026

Forward-Looking Statements The statements contained in this presentation that are not historical facts are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are made subject to certain risks and uncertainties, which could cause actual results to differ materially from those presented. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof. Factors that may cause actual results to differ materially from those in the forward-looking statements include those set forth under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2025.

3 Company Overview Who We Are Markets Served • Hamilton Beach Brands Holding Company • Core Consumer market is North America (U.S., Canada, Mexico, • Long tenured company (115 years) Latin America) • A leading designer, marketer and distributor of a wide range of • Increasing focus of the Premium branded small electric household and specialty housewares small kitchen appliance market appliances, as well as commercial products for restaurants, fast food chains, bars and hotels • Growing presence in global Commercial kitchen and hotel • Provider of connected devices and software for home amenities markets healthcare management • Developing global Home Healthcare • Became public in 2017, traded on NYSE under ticker HBB solutions business • Annual revenue: $600—$650 million • Annual units sold: 25—30 million • Growing revenue profitability while reducing working capital and debt

4 Powerful Brand Portfolio Best Flagship brand Hamilton Beach is a well known and trusted name that has served consumers for 115 years • Hamilton Beach flagship brand business provides strong foundation to support Premium, growth initiatives Commercial, Health • Family of powerful premium, commercial and health brands sold at higher prices and higher margins • Hamilton Beach Brands portfolio offers Good, Better, Best product assortment Good

5 Broad Product Assortment Hamilton Beach participates Participates in high demand Hamilton Beach brand portfolio in 50+ product categories categories like single-serve is the #1 small kitchen often offering multiple brands coffee, espresso, blenders, appliance brand portfolio in per category toaster ovens, irons and grills the U.S by units sold1

Consistent Product Innovation Hamilton Beach’s Good Thinking® approach to consumer-driven innovation • Gather data/feedback from 300,000+ consumer touchpoints annually to understand consumer pain points • Doubling Innovation resources and embedding AI technologies to accelerate our innovation process • Pipeline of innovative new products to solve consumer pain points

7 New Products

8 Best-in-Class Customer Relationships Products distributed through all key channels North American Consumer Global Commercial Global Health Largest customers for flagship brands

9

Strategic Global Footprint and Asset-Light Business Model

Key:
- Corporate HQ
- Regional HQ
- 3rd Party Manufacturers
- Operations
- Sales
- Health

Hamilton Beach outsources manufacturing from various countries in the Asia Pacific regions

Flexibility to shift production between different suppliers and country of origin

~1% of sales

Results in low capex requirements, provides significant free cash flow for reinvestment



Minneapolis, Minnesota
Sales Office
Markham, Ontario
Canada HQ – Sales and Marketing
Belleville, Ontario
Distribution Center
Richmond, Virginia
Corporate Headquarters
All Disciplines
Southern Pines, North Carolina
Service Center, HealthBeacon
Bentonville, Arkansas
Sales Office
Byhalia, Mississippi
Distribution Center
Miami, Florida
Sales Office
Tultitlan, Mexico
Distribution Center
Mexico City, Mexico
Mexico HQ – Sales and Marketing; Administrative
Dublin, Ireland
HealthBeacon HQ
Geel, Belgium
Distribution Center
3rd Party Manufacturing China
Shanghai, China
Sales Office, Engineering, Quality Assurance
Shenzhen, China
Engineering, Quality Assurance, Operations, and Distribution Center
3rd Party Manufacturing Asia Pacific

Strategic Growth Initiatives 01. Drive Core Growth 02. Accelerate Digital Transformation Core Premium Leverage Partnerships and 03. Gain Share in Premium Market Acquisitions Customer Focused Accelerate Digital 04. Lead in Global Commercial Market Transformation Health Commercial 05. Accelerate Growth of Hamilton Beach Health 06. Leverage Partnerships and Acquisitions

01 Strategic initiative Hamilton Beach is the #2 small kitchen Drive Core appliance national brand in the U.S. by units sold and grew to #4 by dollars sold¹ Growth • Growth plans to increase revenue and market share focus on innovative new product development • New product launches include new models in high-demand categories including coffee makers, air fryer toaster ovens, blenders, food processors, hand and stand mixers, slow cookers, garment care, and more • Marketing support includes digital, social media and influencers

02 • Best-in-class retailer support driving Strategic initiative prominent brand placement on leading sites Accelerate • HBB’s strong product reviews and Digital ratings online build brand equity Transformation • Increasing investment in digital marketing strategies, including social media and influencers, to unlock an always-on, full funnel presence

03 Strategic initiative Gain Share in Premium • Some premium brands are owned while others are used under exclusive multiyear trademark licensing agreements Market Leveraging • U.S. Consumer premium market is ~$4.4 billion; brands into new premium HBB share is ~1%, providing significant room for lines growth¹ • Growth plans include new Lotus brand launch, including Lotus Professional in 2025 and Lotus Signature is mid-2026

Lotus Professional – 2025 Launch Lotus Signature – 2026 Launch

Lotus Brand Launch

04 Strategic initiative Lead in Global • Increasing participation in multi-billion-dollar global market with significant upside • Investing in higher margin products Commercial for commercial food service/beverages and hotel amenities Market • Accounted for 8% of HBB revenue in 2024 • Growth plans include product innovation, international markets, and leveraging HBB partnerships

Commercial Growth Plans Regional and global chains Commercial Partnerships expansion • Sunkist® sectionizers & juicers • Blending and mixing • Numilk® plant milk-based systems • Back-of-house food prep

Hamilton Beach BRANDS

18

05

Strategic initiative

Accelerate Growth of Hamilton Beach Health



Hamilton Beach Health

HEALTHBEACON A Hamilton Beach Health Company

2021 → **2024**

Created Hamilton Beach Health brand

Acquired HealthBeacon, a medical technology firm

- Focused on improving medication adherence through the injection care management system
- Leverages HealthBeacon's software development and data analytics expertise with HBB's small appliance, engineering and distribution strengths
- B2B sales pathway through direct contracts with Specialty Pharmacies and Pharmaceutical Manufacturers
- Growth plans include expansion through new client launches, broaden product offerings for additional medications, and implement digital improvements that improve the patient experience

06 Identify businesses that fit strategically within the Hamilton Beach Brand portfolio and Strategic initiative leverage Company’s many strengths Leverage ACQUISITIONS Partnerships & PARTNERSHIPS Acquisitions • Evaluate accretive acquisition opportunities • Pursue additional trademark licensing agreements • Forge strategic alliances

Hamilton Beach BRANDS
20

2025 Timeline

Jan 1
Started the new year with ~35% annual spend mitigated from China tariffs w/plans to mitigate another 25-35% in 2025

Feb 1
U.S. announces 10% tariff on all Chinese imports

Feb 26
HBB reports 2024 revenues increase 4.6%, GM up 300 bps, & operating profit increases 23.1%

Expects 2025 revenue growth to approach MSD range and operating profit to grow faster than revenue

Mar 4
U.S. increases tariffs on Chinese imports by additional 10%

Apr 9
U.S. tariffs on Chinese goods rise to 125%

Retailers Pause Ordering

Apr 30
HBB reports 1Q25 revenues increase 4.0%, gross margin ("GM") up 120 bps, & operating profit improves $3.3M

Announce price increases, formation of foreign trade zone and acceleration in sourcing diversification

Suspends guidance

May 12
U.S. and China announce 90-day pause with tariff rate on Chinese goods reduced to 30%

July 30
HBB reports 2Q25 revenues down 18.2%, GM up 160 bps, & operating profit declines $4.0M

GM improvement driven by growth in higher margin Consumer & Health businesses

Announced $10M in annualized savings

Nov 5
HBB reports 3Q25 revenues down 15.2%, GM down 690 bps & operating profit declines $7.7M

GM includes 370 bps headwind from 125% tariff

Retail purchasing behavior for Core business improving – expect 4Q25 sales and GM trends to improve sequentially vs. 3Q25

Dec 31
Ended 2025 with diversified sourcing base across APAC that allow us to shift procurement to countries that are in the best economic interests of the business

2026 Early View Projecting our annual performance to improve vs. 2025 as the business benefits from the sourcing, Purchasing patterns continue to normalize – expect pricing and expense actions implemented over the to be back to steady state by mid-year past 12-months combined with return to more normalized market conditions Balance ratios and Sheet free to cash remain flow strong in our historical with low leverage range. We do not expect recovery to be linear as we face tough Q1 comparison, but we see a path back to Continued organic growth investments and a disciplined in our business to support recent historical growth rates and gross margin levels M&A strategy.

Strategic Growth Drivers Core Consumer Market Innovation, Digital Marketing, Advertising Premium Market Lotus launches Professional & Lotus Signature brand Global Commercial Market Expansion Regional & Global Foodservice Chains Hamilton Beach Health New Client Launches and Product Launches Disciplined M&A Evaluate opportunities immediately accretive acquisition

Thank You